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                          American Century World Mutual Funds, Inc.
                          Exhibit 77O

Fund                      Issuer                 Ticker            Principal Amount (US$Principal Amount (Foreign$)
EMGMKTS                   Tractebel Energia      TBLE3.SA                 $ 415,541,149           BRL 923,000,000.00
INTL OPP                  Copa Holdings SA       CPA                      $ 315,000,000
EMGMKTS                   Bank of China LTD      3988.HK                $ 9,724,466,799        HKD 75,427,340,500.00
NTEMGMKTS                 Bank of China LTD      3988.HK                $ 9,724,466,799        HKD 75,427,340,500.00


Fund                      Issuer                 Ticker            Amount Purchased (US$) Amount Purchased (Foreign$)    Trade Date
EMGMKTS                   Tractebel Energia      TBLE3.SA          $            1,755,807.67        BRL 3,900,000.00     12/8/2005
INTL OPP                  Copa Holdings SA       CPA               $               795,960.00                            12/14/2005
EMGMKTS                   Bank of China LTD      3988.HK           $            4,025,051.35       HKD 31,220,109.56     5/25/2006
NTEMGMKTS                 Bank of China LTD      3988.HK           $                 92,455.02        HKD 717,122.71     5/25/2006

Fund                      Issuer                 Ticker           Price                 Price-Foreign                    Underwriter
EMGMKTS                   Tractebel Energia      TBLE3.SA                       $5.8527                    BRL 13.00         UBSW
INTL OPP                  Copa Holdings SA       CPA                           $20.0000                                      MSCO
EMGMKTS                   Bank of China LTD      3988.HK                        $0.3803                     HKD 2.95         GSCO
NTEMGMKTS                 Bank of China LTD      3988.HK                        $0.3803                     HKD 2.95         GSCO

Fund                      Issuer                 Ticker            Underwriting Spread     Currency       Underwriting Spread (US$)
EMGMKTS                   Tractebel Energia      TBLE3.SA                        2.000%      BRL                      $0.117
INTL OPP                  Copa Holdings SA       CPA                             5.000%      USD                      $1.000
EMGMKTS                   Bank of China LTD      3988.HK                         2.500%      HKD                      $0.010
NTEMGMKTS                 Bank of China LTD      3988.HK                         2.500%      HKD                      $0.010
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